2Q 2023

Investor Presentation

NASDAQ: SAL

Salisbury Bancorp, Inc.

Investor Information

Richard J. Cantele, Jr.
President
Chief Executive Officer
rcantele@salisburybank.com
860-453-3430

Peter Albero
Executive Vice President
Chief Financial Officer
palbero@salisburybank.com
860-453-3440

Shelly L. Humeston
Senior Vice President
Secretary
shumeston@salisburybank.com
860-453-3432

Forward-Looking Statements

This Investor Presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT Bancorp Inc. (NBT) NBT and Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT's or Salisbury's future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or Salisbury, are forward-looking statements. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "may," "will," "should" and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management's attention from ongoing business operations and opportunities; (6) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all or to successfully integrate Salisbury's operations and those of NBT; (7) such integration may be more difficult, time consuming or costly than expected; (8) revenues following the proposed transaction may be lower than expected; (9) NBT's and Salisbury's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (10) the dilution caused by NBT's issuance of additional shares of its capital stock in connection with the proposed transaction; (11) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (12) legislative and regulatory changes; and (13) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT, Salisbury and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in NBT's and Salisbury's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2022 and in subsequent filings with the Securities and Exchange Commission ("SEC").

Forward-Looking Statements Continued

Forward-looking statements speak only as of the date they are made. NBT and Salisbury do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

Salisbury Bancorp, Inc. and NBT Bancorp Inc. entered into a definitive merger agreement on December 5, 2022. This transaction is expected to close on August 11, 2023, subject to the satisfaction of customary closing conditions. In connection with the proposed transaction, NBT has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that includes a proxy statement of Salisbury that also constitutes a prospectus of NBT (the "proxy statement/prospectus"), which proxy statement/prospectus was mailed or otherwise disseminated to Salisbury's shareholders on or about March 7, 2023. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. **INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBT, SALISBURY AND THE PROPOSED TRANSACTION.** You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC's website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT's website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury's website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Secretary, telephone (860) 453-3432.

No Offer

This Investor Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Corporate Overview

- Full service community banking institution offering consumer and business banking products and services as well as trust and wealth advisory services with roots dating back to 1848
- Operating footprint includes 14 banking locations in Litchfield County, CT; Berkshire County, MA; and Dutchess County, Orange County, and Ulster County, NY ("Operating Counties")
- Franchise extends to within 50 miles of New York City

Key Statistics

(as of June 30, 2023)	
Total Assets ($000)	1,558,336
Net Loans ($000)	1,237,511
Total Deposits ($000)	1,359,950
Total Shareholder's Equity ($000)	133,065
Tangible Book Value per Common Share ($)	20.51
Wealth Assets Under Administration ($000)	1,349,827
2Q 2023 Net Income ($000)	3,405
2Q 2023 Year-To-Date Net Income ($000)	6,423
FTEs	163
Gross Loans / Deposits (%)	92.1
ALLL / Gross Loans, ex PPP (%)	1.24
Total Risk-Based Capital Ratio (%)	13.66
Tier One Capital Ratio (%)	12.41
Tangible Common Equity to Tangible Assets (%)	7.71

Branch Footprint


MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Lakeville
Sharon
NY
Millerton
DUTCHESS
CT
LITCHFIELD
Dover Plains
Poughkeepsie
Fishkill

Salisbury Bancorp, Inc.

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Core Businesses

- Retail / Business Deposits
- Electronic Banking Services:
  - Mobile
  - Debit/Credit Card
  - Remote Deposit Capture
- Cash Management
- Merchant/Payroll Services

- Business Loans
- Commercial Mortgages
- Lines of Credit
- Construction Loans


Retail / Business Banking
Business Lending
Trust & Wealth Advisory
Retail Lending

- Investment Management
- Trust & Estate Services
- Financial Planning
- Private Banking
- Custodial Services

- Mortgage Loans
- Home Equity Loans
- Consumer Loans
- Construction Loans

SAL Merger With NBT Approved by Regulators[1]

Attractive Financial Terms	Each share of Salisbury common stock will be converted into 0.745 shares of NBT common stock in a tax-free exchange. Salisbury shareholders will realize ~40% dividend improvement.
Strong Cultural Alignment	Both Salisbury and NBT share a common culture that values employees, customers and service to the community.
Consistent Financial Performance	Both banks are high-performing institutions that generate consistent financial results with a low-cost core deposit base and a conservative underwriting culture.
Consistent Business Models	Both banks offer retail and commercial products and services as well as Wealth Management services. NBT also has more fee income generating businesses that reduce reliance on net interest margin to drive earnings growth.
Virtually No Retail Branch Overlap	The retail branch network of Salisbury Bank complements the footprint of NBT with virtually no overlap.
Expanded Products & Services	Salisbury shareholders and customers will benefit from the expanded products, services and resources that a premier partner such as NBT can offer.

[1] Closing expected to occur on August 11, 2023, subject to the satisfaction of customary closing conditions.

2Q 2023 Financial Overview

Basic EPS
2Q 2023: $0.59
2023 YTD: $1.11

ROAA
2Q 2023: 0.88%
2023 YTD: 0.83%

Efficiency Ratio
2Q 2023: 67.5%
2023 YTD: 64.1%

NIM
2Q 2023: 2.50%
2023 YTD: 2.75%

- 2Q 2023 financial results reflected the challenging macroeconomic and banking environment. Quarterly results included a non-taxable bank-owned life insurance gain of $311 thousand due to the death of a former covered employee and merger-related costs of $393 thousand.
- Salisbury's business model is conservative, liquidity is strong and the deposit base is well-diversified. The tangible common equity ratio, which includes unrealized losses in the investment portfolio, was 7.71% at June 30, 2023.
- Total deposits increased $66.9 million, or 5.2% during 2Q 2023. Excluding brokered funds, deposits increased $40.0 million, or 3.2%, during the second quarter.
- Overall credit quality remains favorable. Non-performing assets were 0.08% of total assets at June 30, 2023 vs. 0.17% at December 31, 2022.
- Net interest margin ("NIM"), on a tax-equivalent basis, of 2.50% for 2Q 2023 declined from 2.99% in 1Q 2023 primarily due to higher deposit rates.
- Tangible book value of $20.51 at June 30, 2023, reflected unrealized after-tax losses of $20.0 million in the Available-For-Sale investment portfolio.

Source: Company SEC filings.

Market Demographics

- Businesses and home buyers are attracted to Dutchess and Orange Counties due to easy accessibility to New York City.
- Litchfield County's prestigious private and public school systems and Berkshire County's cultural offerings attract affluent individuals.
- Due to the pandemic, there has been a steady influx of new residents into Salisbury's markets and many others have converted second homes into their primary residence.

Deposits by State[1]


$562 Million
$456 Million
NY
50%
CT
40%
MA
10%
$115 Million

Deposits by County[1]


Orange
10%
Ulster
5%
Litchfield
40%
Dutchess
35%
Berkshire
10%

County Market Share[1]

County	Number of Branches	Market Share
Litchfield, CT	4	9%
Berkshire, MA	3	3%
Dutchess, NY	5	5%
Orange, NY	1	1%
Ulster, NY	1	1%

[1] Excludes any broker deposits, CDARS one-ways buys, balances held in Branch Administration and Trust & Wealth. On April 30, 2023, Salisbury will close its Red Oaks Mill branch in Dutchess County, New York.

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: S&P Global and Company data.

Creating Long-Term Shareholder Value

Earnings Per Share (Basic)


$3.25
$2.75
$2.25
$1.75
$1.25
$0.75
$0.25
$1.97
$2.10
$2.88
$2.75
$1.11
2019
2020
2021
2022
2023 YTD

TBVPS and Dividend Payout Ratio


Tangible Book Value
Dividend Payout Ratio
$22
$18
$14
$10
30%
28%
26%
24%
22%
20%
18%
28.4%
27.6%
21.0%
23.4%
28.8%
$17.49
$19.39
$21.38
$19.71
$20.51
2019
2020
2021
2022
2Q 2023

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Higher Interest Expense Has Negatively Impacted 2023 Results

Return on Average Assets


1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
1.00%
0.96%
1.15%
1.06%
0.83%
2019
2020
2021
2022
2023 YTD

Efficiency Ratio


70%
68%
65%
63%
60%
58%
55%
64.1%
59.4%
60.1%
59.1%
64.1%
2019
2020
2021
2022
2023 YTD

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Higher Deposit Expense Has Compressed 2023 Net Interest Margin

Assets



Assets
PPP Loans, net of deferred fees
$ Millions
$1,550
$1,300
$1,050
$800
$1,112.4
$1,293.7
$85.0
$1,529.2
$24.8
$1,541.6
$1,558.3
2019
2020
2021
2022
2Q 2023

Net Interest Margin [1]



NIM ex PPP
3.40%
3.25%
3.10%
2.95%
2.80%
2.65%
2.50%
3.27%
3.28%
3.01%
2.87%
3.16%
3.12%
2.75%
2019
2020
2021
2022
2023 YTD

[1] Tax equivalent basis.

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Balance Sheet Composition



Assets ($ Thousands)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
86%
82%
78%
74%
70%
66%
$1,112,449
$1,293,660
$1,529,184
$1,541,582
$1,558,336
83.4%
79.4%
69.8%
78.7%
79.4%
2019
2020
2021
2022
2Q 2023
Loans, Net
Securities
Other
Cash
Net Loans as % of Assets



Liabilities ($ Thousands)
$1,600
$1,400
$1,200
$1,000
$800
$600
98%
96%
94%
92%
90%
88%
$998,793
$1,168,908
$1,392,584
$1,413,227
$1,425,271
92.1%
96.6%
96.0%
96.1%
95.4%
2019
2020
2021
2022
2Q 2023
Deposits
FHLB Advances
Subordinated Debt
Deposits as % of Liabilities

Gross Loans / Deposits	
2019	101.8%
2020	92.2%
2021	80.8%
2022	90.4%
2023	92.1%

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Well-Balanced Loan Portfolio

2018


Land
2%
Cons., HE
4%
C&I,
Municipal
19%
Residential
43%
$917
Million
CRE
32%

Loans ($ millions)	2018	
Residential	$394.4	43.0%
CRE	294.0	32.1%
C&I, Municipality	177.2	19.3%
Land	12.5	1.4%
Cons., HE	38.9	4.2%
Gross Loans	$917.1	100.0%

Loan Portfolio Yield: 4.30%
CRE Loans / RBC[1]: 170%

2021


Land
2%
Cons., HE
3%
C&I,
Municipal
20%
Residential
41%
$1.1
Billion
CRE
34%

Loans ($ millions)	2021	
Residential	$445.2	41.2%
CRE	370.0	34.3%
C&I, Municipality	211.7	19.6%
Land	17.0	1.6%
Cons., HE	35.8	3.3%
Gross Loans	$1,079.7	100.0%

Loan Portfolio Yield: 3.89%
CRE Loans / RBC[1]: 179%

2Q 2023


Land
2%
Cons., HE
3%
C&I,
Municipal
15%
Residential,
45%
$1.3
Billion
CRE
35%

Loans ($ millions)	2023	
Residential	$564.9	45.0%
CRE	439.9	35.1%
C&I, Municipality	187.0	14.9%
Land	18.3	1.5%
Cons., HE	42.9	3.4%
Gross Loans	$1,253.1	100.0%

Loan Portfolio Yield: 4.34%
CRE Loans / RBC[1]: 210%

2018 – 2023 Loan CAGR: 8%

[1] Risk-Based Capital.

Salisbury Bancorp, Inc.

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Source: Company SEC filings and S&P Global.

Diversified CRE and C&I Exposure
2Q 2023

Industry	Gross Loans Receivable[1]	% of Total	Gross Exposure[1]	% of Total
Commodities	$5,500	0.8%	$6,337	0.8%
Distribution	40,006	8.0%	63,103	8.0%
Education	48,924	8.8%	68,891	8.7%
Engineering & Construction	18,086	6.3%	48,469	6.1%
Entertainment & Recreation	28,039	3.9%	30,264	3.8%
Financial Services	6,645	1.1%	9,309	1.2%
Government	2,713	0.5%	3,559	0.4%
Guaranteed Purchased Loans	24,133	3.1%	24,133	3.0%
Health Care	60,977	8.5%	71,821	9.1%
Hospitality [2]	74,685	10.1%	79,037	10.0%
Manufacturing	30,965	4.7%	36,725	4.6%
Other Services	49,869	7.6%	58,768	7.4%
Professional & Technical Services	9,116	3.2%	24,637	3.1%
Rental Property	208,610	32.7%	260,595	32.9%
Transportation	4,138	0.8%	6,291	0.8%
Total	**$612,406**	**100.0%**	**$791,940**	**100.0%**

See Next Slide

[1] In thousands and excludes PPP loans. Gross exposure includes unfunded commitments. Salisbury's gross exposure is mitigated by several factors which include, but are not limited to, the personal liquidity of the borrower, real estate and non-real estate collateral, U.S. Department of Agriculture or Small Business Administration guarantees, and economic stimulus loans from the U.S. government, as a result of COVID-19.

[2] Gross loans receivable includes approximately $45.3 million for hotels, $19.1 million for restaurants and $10.5 million for campgrounds.

Source: Company data.

Commercial Loan Portfolio - Rental Property Exposure
2Q 2023

Category	Gross Loans Receivable[1]	% of Total	Gross Exposure[1]	% of Total
1-4 Family Rental	$13,854	6.6%	$14,782	5.7%
Apartment Complex 10+ Units	45,352	21.7%	65,135	25.0%
Construction & Development	9,298	4.5%	26,965	10.3%
Industrial	15,651	7.5%	16,201	6.2%
Medical Office	2,963	1.4%	2,963	1.1%
Mobile Home	5,929	2.8%	5,946	2.3%
Multifamily	616	0.3%	616	0.2%
Offices	23,929	11.5%	25,404	9.7%
Other	16,894	8.1%	20,982	8.1%
Retail [2]	54,864	26.3%	56,764	21.8%
Self-Storage	18,828	9.0%	24,405	9.4%
Senior Housing	433	0.2%	433	0.2%
Total	**$208,610**	**100.0%**	**$260,595**	**100.0%**

[1] In thousands and excludes PPP loans. Gross exposure includes unfunded commitments. Salisbury's gross exposure is mitigated by several factors which include, but are not limited to, the personal liquidity of the borrower, real estate and non-real estate collateral, U.S. Department of Agriculture or Small Business Administration guarantees, and economic stimulus loans from the U.S. government, as a result of COVID-19.

[2] Comprised primarily of commercial storefronts and other mixed-use properties.

Source: Company data.

Loan Portfolio Characteristics
2Q 2023

Residential Loans [1]


All Other
1%
CT
34%
NY
50%
MA
15%
$590
Million
CT
MA
NY
All Other

Key Metrics:[3]
Average current balance: $247 thousand
Average credit score: 751
Average LTV: 65%

Commercial Loans [2]


All Other
5%
CT
26%
NY
61%
MA
8%
$612
Million
CT
MA
NY
All Other

Key Metrics:
Average loan size: $450 thousand
Average seasoning: 39 months [4]
Weighted average risk rating:[5] 3.30

[1] Includes HELOCs; excludes consumer loans.
[2] Represents commercial real estate, lines of credit and commercial & industrial loans, including PPP loans.
[3] Average credit score and LTV are at origination.
[4] Excludes revolving lines of credit.
[5] Salisbury uses a risk rating model with eight grades, four of which are pass rated.

Salisbury Bancorp, Inc.

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Source: Company data.

Favorable Credit Quality Metrics

Net Charge-Offs / Average Loans


0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.06%
0.02%
0.01%
0.07%
0.01%
2019
2020
2021
2022
2023 YTD

Non-Performing Assets / Assets


0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.35%
0.44%
0.27%
0.17%
0.08%
2019
2020
2021
2022
2Q 2023

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Credit Risk Well-Managed

Past Due Loans (30 Days +)


$ Millions
$12.5
$10.0
$7.5
$5.0
$2.5
$0.0
$4.4
$9.9
$2.6
$1.5
$1.2
2019
2020
2021
2022
2Q 2023

Loan Loss Reserves / Gross Loans [1]


1.55%
1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
0.95%
1.44%
1.23%
1.21%
1.24%
2019
2020
2021
2022
2Q 2023

[1] Excludes PPP loans.

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Strong Deposit Franchise

2018


Jumbo Time
11%
Retail Time
6%
NIB
25%
$927
Million
IB Demand,
Savings &
MMDA
58%

Deposits ($ millions)	2018	
NIB	$228.4	24.7%
IB Demand, Savings & MMDA	536.6	57.9%
Retail Time (< $100k)	57.8	6.2%
Jumbo Time (> $ 100k)	103.7	11.2%
Total	$926.7	100.0%

Core Deposits: 82.6%
Cost of Deposits: 0.72%

2021


Retail Time
4%
Jumbo Time
5%
NIB
31%
$1.3
Billion
IB Demand,
Savings &
MMDA
60%

Deposits ($ millions)	2021	
NIB	$416.1	31.1%
IB Demand, Savings & MMDA	801.1	60.0%
Retail Time (< $100k)	46.2	3.5%
Jumbo Time (> $ 100k)	72.8	5.4%
Total	$1,336.2	100.0%

Core Deposits: 91.1%
Cost of Deposits: 0.24%

2Q 2023


Jumbo Time
11%
Retail Time
4%
NIB
26%
$1.4
Billion
IB Demand,
Savings &
MMDA
59%

Deposits ($ millions)	2023	
NIB	$353.8	26.0%
IB Demand, Savings & MMDA	798.8	58.7%
Retail Time (< $100k)	49.8	3.7%
Jumbo Time (> $ 100k)	157.5	11.6%
Total	$1,360.0	100.0%

Core Deposits: 84.8%
Cost of Deposits: 1.70%

2018 – 2023 Deposit CAGR: 10%

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Diversified Deposit Base
2Q 2023


Brokered Deposits
6%
Wealth Advisory
4%
Commercial
39%
Retail
42%
Educational Institutions
1%
Municipalities
8%

- At June 30, 2023, the average retail and commercial customer account balances were $16 thousand and $69 thousand, respectively.[1]
- Approximately $340 million, or 25%, of total deposits at June 30, 2023 were not insured by the FDIC or not collateralized by marketable securities owned by Salisbury.

[1] Chart excludes time deposits, internal accounts and a $60.0 million balance in a discrete third-party custodial money market account, which is fully insured by the FDIC.

Source: Company data.

AFS Securities Portfolio
2Q 2023


Corp. Sub Debt
7%
U.S. Treasuries
9%
US Govt Agency
8%
SBA
17%
MBS
22%
Municipal
25%
CMO
12%

- Book value of $202.8 million, or 13%, of assets at June 30, 2023
- Unrealized pre-tax loss of $25.3 million at June 30, 2023
- Primarily collateralizes deposits
- Average Yield: 2.49%
- Average Life: 6.3 years

Salisbury Bancorp, Inc.

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Source: Company data and SEC filings.

Wealth Advisory

- This business differentiates SAL from its community banking peers.
- Wealth Advisory provides a source of diversified revenues (~ 9% of Bank revenue).
- Consistent source of fee income.
- Services include Investment Management, Financial and Retirement Planning, Private Banking, Trust and Estate Administration and Custodial Services.

Gross Revenues


Thousands
$5,250
$4,750
$4,250
$3,750
$3,995
$4,194
$4,970
$4,887
$4,965
2019
2020
2021
2022
2Q23 YTD Ann.

Assets Under Administration


Discretionary
Non-Discretionary
Millions
CAGR 14%
$1,500
$1,200
$900
$600
$300
$0
$777.5
$278.8
$498.7
$944.3
$389.4
$555.0
$1,083.2
$425.4
$657.8
$1,289.9
$728.9
$561.1
$1,349.8
$711.7
$638.1
2019
2020
2021
2022
2Q 2023

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: Company data and SEC filings.

Capital Ratios Remain Strong

Bank Tier 1 Capital Ratio [1]


16%
14%
12%
10%
8%
6%
4%
11.8%
12.3%
12.9%
12.2%
12.4%
2019
2020
2021
2022
2Q 2023

Bank Total Capital Ratio [2]


16%
14%
12%
10%
8%
6%
4%
12.8%
13.6%
14.1%
13.4%
13.7%
2019
2020
2021
2022
2Q 2023

Bank   Well Capitalized

Bank Leverage Ratio [3]


12%
10%
8%
6%
4%
2%
9.6%
8.9%
9.4%
10.0%
10.2%
2019
2020
2021
2022
2Q 2023

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

Source: Company data and SEC filings.

[1] Tier 1 Capital / Risk Weighted Assets [2] Total Capital / Risk Weighted Assets [3] Tier 1 Capital / Average Assets

End of Period Common Stock Price: NASDAQ: SAL

All per share metrics have been adjusted for the two-for-one forward stock split, which was effective June 30, 2022.


$35
$30
$25
$20
$15
$10
$5
$0
$13.67
$16.74
$18.75
$22.33
$18.09
$22.84
$18.64
$27.48
$31.40
$23.69
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Period Ending	2019	2020	2021	2022	2Q 2023
Tangible BV per common share ($)	17.49	19.39	21.38	19.71	20.51
Price/Book (%)	113.6	84.9	115.1	141.9	103.4
Market capitalization ($ in millions)	129.1	106.0	157.3	182.1	137.6
Common shares outstanding (000s)	5,652	5,687	5,723	5,799	5,712
Insider Ownership (%)	10.17	10.71	11.33	8.41	8.46
Institutional Ownership (%) [1]	11.09	18.92	24.81	27.28	27.65
Annual Highs / Lows ($)	23.53 / 17.63	22.48 / 12.57	28.50 / 17.70	31.55 / 22.81	31.83 / 21.58

[1] Includes private corporations and hedge fund managers.

Source: S&P Global and Company SEC filings.

Relative Stock Price Performance


SAL-Share Price (Monthly) 16%
S&P US BMI Banks Index-Index Value (Monthly) 23%
S&P 500 Price Return-Index Value (Monthly) 44%
95.0%
75.0%
55.0%
35.0%
15.0%
-5.0%
-25.0%
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/30/2022
3/31/2023
6/30/2023

Return to Shareholders:

- 20 + years of dividend payments
- Presuming the NBT Merger is consummated in August, Salisbury shareholders will receive a quarterly cash dividend, which will be paid by NBT, on September 15, 2023 to shareholders of record as of September 1, 2023

Source: S&P Global and Company data.

2Q 2023

Investor Presentation

NASDAQ: SAL

Salisbury Bancorp, Inc.